Exhibit 99(b)

Revised Segment Results, with Annual Results for the Five Years Ended December 31, 2007, and Quarterly Results for the Six Quarters Ended June 30, 2008 (Pages 1-9)

(1)

Revised Segment Results, with Annual Results for the Five Years Ended December 31, 2007, and Quarterly Results for the Six Quarters Ended June 30, 2008 (Pages 1-9)

Segment Operations

Revenues and segment profit of our operating segments are shown below. As described in our Form 8-K filed July 25, 2008, we reorganized our businesses effective July 25, 2008. We believe that this new organizational structure simplifies the company and aligns businesses for growth and efficiency.

Our five operating segments as of July 25, 2008, were as follows:

•
Technology Infrastructure – the combination of our previous Healthcare segment, the Aviation and Transportation businesses of our previous Infrastructure segment and the Enterprise Solutions business of our previous Industrial Products segment

•
Energy Infrastructure – the combination of our Energy (including our motors business which was previously reported in our Industrial Products segment), Oil & Gas and Water & Process Technologies businesses of our previous Infrastructure segment

•
Capital Finance – the combination of our previous Commercial Finance and GE Money segments and the Aviation Financial Services, Transportation Finance and Energy Financial Services businesses of our previous Infrastructure segment

•	NBC Universal − unchanged

•	Consumer & Industrial – the Consumer & Industrial business (excluding our motors business) of our previous Industrial Products segment

Segment profit is determined based on internal performance measures used by the Chief Executive Officer to assess the performance of each business in a given period. In connection with that assessment, the Chief Executive Officer may exclude matters such as charges for restructuring; rationalization and other similar expenses; in-process research and development and certain other acquisition-related charges and balances; technology and product development costs; certain gains and losses from dispositions; and litigation settlements or other charges, responsibility for which preceded the current management team.

Segment profit always excludes the effects of principal pension plans, results reported as discontinued operations and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment’s management is measured – excluded in determining segment profit, which we sometimes refer to as “operating profit,” for Technology Infrastructure, Energy Infrastructure, NBC Universal and Consumer & Industrial; included in determining segment profit, which we sometimes refer to as “net earnings,” for Capital Finance.

All periods presented have been reclassified to conform to the changes in our organization effective July 25, 2008, and the effects of reporting our Japanese mortgage and card businesses as discontinued operations. In addition to providing information on segments in their entirety, we have also provided supplemental information for certain businesses within the segments for greater clarity.

(2)

Consolidated

For the years ended December 31 (In millions)	2007	2006	2005	2004	2003

Revenues
Technology Infrastructure	$42,801	$37,687	$33,873	$30,142	$24,738
Energy Infrastructure	30,698	25,221	21,921	19,841	21,354
Capital Finance	66,301	56,378	49,071	43,750	34,915
NBC Universal	15,416	16,188	14,689	12,886	6,871
Consumer & Industrial	12,663	13,202	13,040	12,408	11,544
Total segment revenues	167,879	148,676	132,594	119,027	99,422
Corporate items and eliminations	4,609	2,892	3,668	4,787	4,915
Consolidated revenues	$172,488	$151,568	$136,262	$123,814	$104,337

Segment profit
Technology Infrastructure	$7,883	$7,308	$6,188	$5,412	$4,248
Energy Infrastructure	4,817	3,518	3,222	3,100	4,317
Capital Finance	12,243	10,397	8,414	6,593	5,325
NBC Universal	3,107	2,919	3,092	2,558	1,998
Consumer & Industrial	1,034	970	732	601	498
Total segment profit	29,084	25,112	21,648	18,264	16,386
Corporate items and eliminations	(1,840)	(1,548)	(372)	165	353
GE interest and other financial charges	(1,993)	(1,668)	(1,319)	(901)	(811)
GE provision for income taxes	(2,794)	(2,552)	(2,678)	(1,937)	(2,756)
Earnings from continuing operations
before accounting changes	22,457	19,344	17,279	15,591	13,172
Earnings (loss) from discontinued
operations, net of taxes	(249)	1,398	(559)	1,631	2,933
Earnings before accounting changes	22,208	20,742	16,720	17,222	16,105
Cumulative effect of accounting changes	–	–	–	–	(587)
Consolidated net earnings	$22,208	$20,742	$16,720	$17,222	$15,518

(3)

Consolidated

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues
Technology Infrastructure	$10,460	$11,851	$22,311
Energy Infrastructure	7,724	9,671	17,395
Capital Finance	16,969	17,981	34,950
NBC Universal	3,584	3,882	7,466
Consumer & Industrial	2,862	3,139	6,001
Total segment revenues	41,599	46,524	88,123
Corporate items and eliminations	629	316	945
Consolidated revenues	$42,228	$46,840	$89,068

Segment Profit
Technology Infrastructure	$1,701	$2,056	$3,757
Energy Infrastructure	1,070	1,579	2,649
Capital Finance	2,679	2,903	5,582
NBC Universal	712	909	1,621
Consumer & Industrial	144	138	282
Total segment profit	6,306	7,585	13,891
Corporate items and eliminations	(595)	(656)	(1,251)
GE interest and other financial charges	(602)	(554)	(1,156)
GE provision for income taxes	(758)	(981)	(1,739)
Earnings from continuing operations	4,351	5,394	9,745
Loss from discontinued operations, net of taxes	(47)	(322)	(369)
Consolidated net earnings	$4,304	$5,072	$9,376

Technology Infrastructure

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$10,460	$11,851	$22,311

Segment profit	$1,701	$2,056	$3,757

Revenues
Aviation	$4,320	$4,923	$9,243
Enterprise Solutions	1,105	1,235	2,340
Healthcare	3,887	4,491	8,378
Transportation	1,148	1,202	2,350

Segment profit
Aviation	$775	$914	$1,689
Enterprise Solutions	154	162	316
Healthcare	528	747	1,275
Transportation	254	241	495

(4)

Energy Infrastructure

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$7,724	$9,671	$17,395

Segment profit	$1,070	$1,579	$2,649

Revenues
Energy	$5,795	$7,180	$12,975
Oil & Gas	1,535	1,895	3,430

Segment profit
Energy	$910	$1,222	$2,132
Oil & Gas	161	255	416

Capital Finance

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$16,969	$17,981	$34,950

Segment profit	$2,679	$2,903	$5,582

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$620,038	$628,232

(5)

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues
Commercial Lending and Leasing (CLL)	$6,683	$7,295	$13,978
Energy Financial Services	770	989	1,759
GECAS	1,270	1,155	2,425
GE Money	6,363	6,578	12,941
Real Estate	1,883	1,964	3,847

Segment profit
CLL	$694	$917	$1,611
Energy Financial Services	133	167	300
GECAS	391	279	670
GE Money	985	1,056	2,041
Real Estate	476	484	960

Quarters ended (In millions)	First quarter	Second quarter

Assets
CLL	$248,867	$246,416
Energy Financial Services	20,837	21,580
GECAS	47,484	48,383
GE Money	216,245	221,242
Real Estate	86,605	90,611

Consumer & Industrial

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$2,862	$3,139	$6,001

Segment profit	$144	$138	$282

(6)

Consolidated

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues
Technology Infrastructure	$9,498	$10,262	$10,549	$12,492	$42,801
Energy Infrastructure	6,322	7,543	7,386	9,447	30,698
Capital Finance	15,553	15,915	16,979	17,854	66,301
NBC Universal	3,484	3,625	3,756	4,551	15,416
Consumer & Industrial	2,924	3,250	3,163	3,326	12,663
Total segment revenues	37,781	40,595	41,833	47,670	167,879
Corporate items and eliminations	1,343	1,724	679	863	4,609
Consolidated revenues	$39,124	$42,319	$42,512	$48,533	$172,488

Segment profit
Technology Infrastructure	$1,678	$1,861	$1,869	$2,475	$7,883
Energy Infrastructure	815	1,115	1,086	1,801	4,817
Capital Finance	3,152	2,907	3,021	3,163	12,243
NBC Universal	691	904	589	923	3,107
Consumer & Industrial	223	302	255	254	1,034
Total segment profit	6,559	7,089	6,820	8,616	29,084
Corporate items and eliminations	(475)	(328)	(600)	(437)	(1,840)
GE interest and other financial charges	(533)	(422)	(473)	(565)	(1,993)
GE provision for income taxes	(640)	(731)	(636)	(787)	(2,794)
Earnings from continuing operations	4,911	5,608	5,111	6,827	22,457
Earnings (loss) from discontinued
operations, net of taxes	(340)	(226)	448	(131)	(249)
Consolidated net earnings	$4,571	$5,382	$5,559	$6,696	$22,208

Technology Infrastructure

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$9,498	$10,262	$10,549	$12,492	$42,801

Segment profit	$1,678	$1,861	$1,869	$2,475	$7,883

Revenues
Aviation	$3,451	$4,079	$4,240	$5,049	$16,819
Enterprise Solutions	1,024	1,031	1,137	1,270	4,462
Healthcare	3,895	4,045	4,062	4,995	16,997
Transportation	1,128	1,107	1,109	1,179	4,523

Segment profit
Aviation	$699	$828	$736	$959	$3,222
Enterprise Solutions	134	135	193	235	697
Healthcare	637	692	692	1,035	3,056
Transportation	214	217	253	252	936

(7)

Energy Infrastructure

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$6,322	$7,543	$7,386	$9,447	$30,698

Segment profit	$815	$1,115	$1,086	$1,801	$4,817

Revenues
Energy	$4,809	$5,368	$5,357	$6,922	$22,456
Oil & Gas	1,148	1,821	1,699	2,181	6,849

Segment profit
Energy	$690	$902	$818	$1,425	$3,835
Oil & Gas	102	189	237	332	860

Capital Finance

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$15,553	$15,915	$16,979	$17,854	$66,301

Segment profit	$3,152	$2,907	$3,021	$3,163	$12,243

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$502,812	$528,826	$553,959	$583,965

(8)

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues
CLL	$6,416	$6,581	$6,862	$7,408	$27,267
Energy Financial Services	324	417	832	832	2,405
GECAS	1,316	1,149	1,195	1,179	4,839
GE Money	5,882	6,211	6,153	6,523	24,769
Real Estate	1,615	1,557	1,937	1,912	7,021

Segment profit
CLL	$888	$840	$905	$1,168	$3,801
Energy Financial Services	89	157	255	176	677
GECAS	405	281	274	251	1,211
GE Money	1,206	1,153	947	963	4,269
Real Estate	564	476	640	605	2,285

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Assets
CLL	$204,052	$214,231	$220,391	$229,608
Energy Financial Services	15,765	17,340	17,493	18,705
GECAS	45,586	45,936	47,038	47,189
GE Money	178,004	189,262	196,840	209,178
Real Estate	59,405	62,057	72,197	79,285

Consumer & Industrial

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$2,924	$3,250	$3,163	$3,326	$12,663

Segment profit	$223	$302	$255	$254	$1,034

(9)